SUPPLEMENT TO THE PROSPECTUS OF

EVERGREEN GLOBAL AND INTERNATIONAL FUNDS

I.       Evergreen Precious Metals Fund (the “Fund”)

Effective January 1, 2006, S. Joseph Wickwire, II, CFA will become sole lead portfolio manager for the Fund. Mr. Wickwire has co-managed the Fund since March 2005. Mr. Wickwire has been a portfolio manager with EIMC since 2004 and prior to that was an analyst with EIMC from 1999 to 2004.

December 22, 2005                                575155 (12/05)